Exhibit 99.1

Silver Spring Networks Reports Third Quarter 2013 Financial Results

Record $94.2 Million Non-GAAP Revenue

Record Non-GAAP Gross Profit Margin of 42%

Generated $21 Million in Operating Cash Flow

Redwood City, CA – October 30, 2013 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary unaudited financial results for its third quarter and nine month period ended September 30, 2013.

Q3 Results

Non-GAAP revenue (billings) for the third quarter was $94.2 million, up 11% year-over-year, driven by new customer deployments. GAAP revenue was $72.5 million as compared to $39.6 million a year ago.

Non-GAAP gross profit margin was 42.0%, up from 31.4% a year ago, primarily due to a higher mix of higher margin revenue. GAAP gross profit margin was 32.0% as compared to 11.2% a year ago.

Non-GAAP net income was $9.7 million as compared with breakeven a year ago. GAAP net loss was $12.3 million as compared with a GAAP net loss of $26.9 million a year ago.

Silver Spring generated $21.1 million in operating cash flow during the quarter and ended the quarter with $143.4 million in cash and investments and no debt outstanding.

“I am pleased with our third quarter results, generating strong gross profit margins and cash flow, and we are on track to achieve our 2013 annual guidance with 18% growth,” said Scott Lang, Chairman, President, and Chief Executive Officer. “We are executing on our business model by delivering the most innovative technology and services to our clients.”

Business Highlights (through October 30, 2013, unless otherwise stated)

•	17.5 million cumulative network endpoints delivered from inception through September 30, 2013 – up 17% from a year ago.

•	CPFL Energia in Brazil completes successful first phase of network and advanced metering deployment for industrial customers – first commercial scale smart grid deployment in Brazil driving significant energy and operational savings.

•	EDP Distribuição in Portugal expands network, advanced metering and distribution automation pilot – technology minimizing customer interruptions and enabling smarter integration of renewables.

•	Metrix partnership in New Zealand to network 37 thousand homes and businesses – retailers now able to deliver comprehensive energy information to consumers in a disaggregated energy market.

•	Citelum partnership in Copenhagen – to establish a citywide network connecting 20 thousand street lights.

•	Sacramento Municipal Utility District renews managed services agreement for five years – helping drive greater operational efficiency, provide disaster recovery capability and deliver flexible and secure environments.

Year to Date Results

Non-GAAP revenue (billings) for the nine month period ended September 30, 2013, was $254.4 million, up 16% year-over-year, driven by growth in new customer deployments. GAAP revenue was $229.7 million as compared to $146.7 million a year ago.

Non-GAAP gross profit margin was 34.2%, as compared with 34.1% a year ago. GAAP gross profit margin was 35.5% as compared to 14.4% a year ago.

Non-GAAP net loss was $3.2 million as compared with a non-GAAP net loss of $6.3 million year ago. GAAP net loss was $67.2 million as compared with a GAAP net loss of $68.7 million a year ago. GAAP net loss includes non-cash charges of $42.1 million in connection with Silver Spring’s initial public offering.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the third quarter ended September 30, 2013 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with 17.5 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue (billings), cost of non-GAAP revenue (billings), non-GAAP gross profit (loss), non-GAAP operating loss, non-GAAP net loss, non-GAAP earnings (loss) per share, and adjusted EBITDA, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. These non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), operating loss, net loss, loss per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue (billings) represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Cost of non-GAAP revenue (billings) represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating loss adjusted for non-GAAP revenue (billings) and cost of non-GAAP revenue (billings) and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net income (loss) represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net loss adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business, future growth and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; dependence on a limited number of key suppliers and customers; competition, particularly from larger companies with more resources than Silver Spring; risks related to retention of management; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of October 30, 2013. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring. While Silver Spring believes these estimates are meaningful, they could differ from the actual amounts that Silver Spring ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013. Silver Spring assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2013.

For additional information, please contact:

Tricia Gugler

Investor Relations

650-839-4504

tgugler@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenue:
Product revenue	$56,650	$30,394	$146,366	$122,292
Service revenue	15,831	9,234	83,328	24,374

Net revenue	72,481	39,628	229,694	146,666

Cost of revenue:
Product cost of revenue	34,844	22,846	100,152	88,358
Service cost of revenue	14,411	12,348	47,932	37,137

Total cost of revenue	49,255	35,194	148,084	125,495

Gross profit	23,226	4,434	81,610	21,171

Operating expenses:
Research and development	16,980	15,480	60,851	46,872
Sales and marketing	7,424	6,822	26,514	21,732
General and administrative	10,937	6,599	35,952	21,024

Total operating expenses	35,341	28,901	123,317	89,628

Operating income (loss)	(12,115)	(24,467)	(41,707)	(68,457)

Other income (expense)
Interest expense	(54)	(1,198)	(1,290)	(3,351)
Conversion of promissory notes and remeasurement of warrants and derivatives	—	(830)	(23,676)	3,570

Other income (expense), net	(54)	(2,028)	(24,966)	219

Income (loss) before provision for income taxes	(12,169)	(26,495)	(66,673)	(68,238)

Provision for income taxes	100	373	492	469

Net income (loss)	$(12,269)	$(26,868)	$(67,165)	$(68,707)
Deemed dividend to convertible preferred stockholders	—	—	(105,000)	—

Net income (loss) attributable to common stockholders	$(12,269)	$(26,868)	$(172,165)	$(68,707)

Net income (loss) per share
Basic net income (loss) per share attributable to common stockholders	$(0.26)	$(7.30)	$(4.96)	$(18.75)
Diluted net income (loss) per share attributable to common stockholders	$(0.26)	$(7.30)	$(4.96)	$(18.75)

Weighted average number of shares used in computation
Basic	46,729	3,682	34,733	3,664
Diluted	46,729	3,682	34,733	3,664

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income (loss)	$(12,269)	$(26,868)	$(67,165)	$(68,707)
Change in deferred revenue, net of foreign currency translation	21,735	45,593	24,744	72,091
Change in deferred cost of revenue, net of foreign currency translation	(6,842)	(23,858)	(30,028)	(20,867)
Amortization of intangibles in cost of revenue	48	48	144	144
Conversion of promissory notes and remeasurement of warrants and derivatives	—	830	23,676	(3,570)
Convertible notes accretion / interest	—	1,069	935	2,787
Stock-based compensation	6,990	3,217	44,503	11,823

Non-GAAP net income (loss)	$9,662	$31	$(3,191)	$(6,299)

Non-GAAP income (loss) per share
Basic	$0.21	$0.01	$(0.09)	$(1.72)
Diluted	$0.19	$0.00	$(0.09)	$(1.72)

Weighted average number of shares used in computation
Basic	46,729	3,682	34,733	3,664
Diluted	49,620	29,556	34,733	3,664

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par values)

	September 30, 2013	December 31, 2012 (a)
ASSETS
Current assets:
Cash and cash equivalents	$81,865	$72,646
Short-term investments	61,566	—
Accounts receivable	59,587	56,528
Inventory	6,997	7,731
Deferred cost of revenue	65,869	45,298
Prepaid expenses and other current assets	5,615	3,456

Total current assets	281,499	185,659

Property and equipment, net	12,857	12,701
Deferred cost of revenue, non-current	209,232	199,865
Deferred tax assets, non-current	8,075	8,265
Other long-term assets	2,275	11,254

TOTAL ASSETS	$513,938	$417,744

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$26,323	$28,104
Accrued liabilities	19,156	14,831
Deferred revenue	149,990	89,838
Current portion of capital lease obligations	1,760	1,647
Deferred tax liability	7,950	7,897

Total current liabilities	205,179	142,317

Deferred revenue, non-current	382,556	418,218
Preferred stock warrant liability	—	11,261
Convertible promissory notes and embedded derivatives	—	56,319
Other liabilities	15,138	18,412

Convertible preferred stock:
$0.001 par value; no shares authorized, issued and outstanding, and aggregate liquidation preference of $0 as of September 30, 2013; 26,072 shares authorized, 22,366 shares issued and outstanding, and aggregate liquidation preference of $381,338 as of December 31, 2012	—	270,725

Stockholders’ equity (deficit):
Preferred stock, $0.001 par value, 10,000 shares authorized and no shares issued or outstanding as of September 30, 2013; no shares authorized, issued or outstanding, as of December 31, 2012	—	—

Common stock, $0.001 par value; 1,000,000 shares authorized, 46,933 shares issued and outstanding as of September 30, 2013; 80,000 shares authorized and 3,764 shares issued and outstanding as of December 31, 2012	46	4

Additional paid-in capital	528,598	51,078
Accumulated other comprehensive income (loss)	40	(136)
Accumulated deficit	(617,619)	(550,454)

Total stockholders’ deficit	(88,935)	(499,508)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$513,938	$417,744

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
OPERATING ACTIVITIES

Net income (loss)	$(12,269)	$(26,868)	$(67,165)	$(68,707)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,624	1,815	4,990	5,459
Stock-based compensation	6,990	3,217	44,503	11,823
Conversion of promissory notes and remeasurement of warrants and derivatives	—	830	23,676	(3,570)
Other non-cash adjustments	113	808	1,565	2,464
Changes in assets and liabilities:
Accounts receivable	10,057	(14,077)	(3,126)	(30,833)
Inventory	5,541	(2,421)	534	(5,676)
Prepaid expenses and other current assets	939	823	(2,248)	447
Deferred cost of revenue	(6,865)	(23,858)	(29,938)	(20,867)
Other long-term assets	1,484	(902)	3,846	(2,356)
Accounts payable	(9,119)	4,120	(1,746)	7,330
Accrued liabilities	2,917	(1,382)	2,379	(3,053)
Customer deposits	(1)	(146)	(247)	(6,954)
Deferred revenue	21,824	45,593	24,490	72,091
Other liabilities	(2,104)	2,249	(3,343)	4,122

Net cash provided by (used in) operating activities	21,131	(10,199)	(1,830)	(38,280)

INVESTING ACTIVITIES

Decrease in restricted cash	—	—	—	140
Purchases of short-term investments	(61,451)	—	(61,451)	—
Purchases of property and equipment	(881)	(1,116)	(3,343)	(4,249)

Net cash used in investing activities	(62,332)	(1,116)	(64,794)	(4,109)

FINANCING ACTIVITIES

Payment upon termination of preferred stock warrants of a related party	—	—	(12,000)	—
Proceeds from initial public offering, net of offering costs	(233)	—	84,472	—
Proceeds from private placement of common stock with a related party	—	—	12,000	—
Payments on capital lease obligations	(541)	(380)	(1,485)	(888)
Proceeds from sale-leaseback transaction	—	—	—	1,676
Proceeds from issuance of convertible notes, net of paid issuance costs	—	—	—	28,993
Proceeds from issuance of common stock, net of repurchases	388	143	578	545
Taxes paid related to net share settlement of equity awards	(1,518)	—	(7,722)	—

Net cash provided by (used in) financing activities	(1,904)	(237)	75,843	30,326

Net increase (decrease) in cash and cash equivalents	(43,105)	(11,552)	9,219	(12,063)
Cash and cash equivalents - beginning of period	124,970	71,176	72,646	71,687

Cash and cash equivalents - end of period	$81,865	$59,624	$81,865	$59,624

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q3	Q4	Q1	Q2	Q3	YoY%
	CY12	CY12	CY13	CY13	CY13	Change
TYPE
GAAP net revenue
Product net revenue	$30,394	$40,332	$41,720	$47,996	$56,650	86%
Service net revenue
Managed services and SaaS	4,756	4,018	4,559	37,508	9,835	107%
Professional	4,478	5,721	7,424	18,006	5,996	34%

Total service net revenue	$9,234	$9,739	$11,983	$55,514	$15,831	71%

Total GAAP net revenue	$39,628	$50,071	$53,703	$103,510	$72,481	83%

% Product	77%	81%	78%	46%	78%
% Service	23%	19%	22%	54%	22%

Change in deferred net revenue
Change in deferred product revenue	$37,545	$25,793	$14,702	$17,905	$16,017
Change in deferred service revenue
Managed services and SaaS	3,555	6,441	3,825	(28,245)	16
Professional	4,493	3,271	1,541	(6,719)	5,702

Total change in deferred service revenue	8,048	9,712	5,366	(34,964)	5,718

Total change in deferred revenue	$45,593	$35,505	$20,068	$(17,059)	$21,735

Non-GAAP revenue
Product net revenue	$67,939	$66,125	$56,422	$65,901	$72,667	7%
Service net revenue
Managed services and SaaS	8,311	10,459	8,384	9,263	9,851	19%
Professional	8,971	8,992	8,965	11,287	11,698	30%

Total service net revenue	$17,282	$19,451	$17,349	$20,550	$21,549	25%

Total non-GAAP net revenue	$85,221	$85,576	$73,771	$86,451	$94,216	11%

% Product	80%	77%	76%	76%	77%
% Service	20%	23%	24%	24%	23%

SOLUTION
GAAP net revenue
Advanced metering infrastructure	$34,086	$46,250	$45,149	$97,598	$66,774	96%
Distribution automation and demand side management	5,542	3,821	8,554	5,912	5,707	3%

Total GAAP net revenue	$39,628	$50,071	$53,703	$103,510	$72,481	83%

% Advanced metering infrastructure	86%	92%	84%	94%	92%
% Distribution automation and demand side management	14%	8%	16%	6%	8%

Change in deferred net revenue
Advanced metering infrastructure	$44,880	$32,208	$23,219	$(21,380)	$19,244
Distribution automation and demand side management	713	3,297	(3,151)	4,321	2,491

Total change in deferred net revenue	$45,593	$35,505	$20,068	$(17,059)	$21,735

Non-GAAP net revenue
Advanced metering infrastructure	$78,966	$78,458	$68,368	$76,218	$86,018	9%
Distribution automation and demand side management	6,255	7,118	5,403	10,233	8,198	31%

Total Non-GAAP net revenue	$85,221	$85,576	$73,771	$86,451	$94,216	11%

% Advanced metering infrastructure	93%	92%	93%	88%	91%
% Distribution automation and demand side management	7%	8%	7%	12%	9%

GEOGRAPHY
GAAP net revenue
United States	$35,110	$46,421	$50,747	$94,516	$68,562	95%
International	4,518	3,650	2,956	8,994	3,919	-13%

Total GAAP net revenue	$39,628	$50,071	$53,703	$103,510	$72,481	83%

% United States	89%	93%	94%	91%	95%
% International	11%	7%	6%	9%	5%

Change in deferred net revenue
United States	$38,325	$21,927	$8,839	$(21,032)	$15,289
International	7,268	13,578	11,229	3,973	6,446

Total change in deferred net revenue	$45,593	$35,505	$20,068	$(17,059)	$21,735

Non-GAAP net revenue
United States	$73,435	$68,348	$59,586	$73,484	$83,851	14%
International	11,786	17,228	14,185	12,967	10,365	-12%

Total non-GAAP net revenue	$85,221	$85,576	$73,771	$86,451	$94,216	11%

% United States	86%	80%	81%	85%	89%
% International	14%	20%	19%	15%	11%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q3	Q4	Q1	Q2	Q3	YoY%
	CY12	CY12	CY13	CY13	CY13	Change
CASH FLOW DATA
Operating cash flow	$(10,199)	$14,002	$(8,913)	$(14,048)	$21,131	307%
Operating cash flow - TTM	(43,330)	(24,278)	(19,847)	(19,158)	12,172	128%

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$59,624	$72,646	$142,354	$124,970	$143,431	141%
Deferred net revenue
End of quarter	472,551	508,056	528,176	510,722	532,546
Less: Beginning of quarter	(426,958)	(472,551)	(508,056)	(528,176)	(510,722)
Foreign currency translation adjustment	—	—	(52)	395	(89)

Change in deferred net revenue, net of foreign currency translation	$45,593	$35,505	$20,068	$(17,059)	$21,735

Deferred cost of revenue
End of quarter	227,170	245,163	260,572	268,236	275,101
Less: Beginning of quarter	(203,312)	(227,170)	(245,163)	(260,572)	(268,236)
Foreign currency translation adjustment	—	—	14	99	(23)

Change in deferred cost of revenue, net of foreign currency translation	$23,858	$17,993	$15,423	$7,763	$6,842

STOCK-BASED COMPENSATION
Cost of goods sold	$521	$560	$6,724	$2,531	$1,376	164%
Research and development	876	934	9,544	3,607	1,905	117%
Sales and marketing	632	550	3,346	1,526	950	50%
General and administrative	1,188	1,225	7,054	3,181	2,759	132%

Total	$3,217	$3,269	$26,668	$10,845	$6,990	117%

EMPLOYEES	570	566	572	589	608	7%

HOMES & BUSINESSES
Cumulative network endpoints delivered*	14,967	15,781	16,507	17,008	17,509	17%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q3	Q4	Q1	Q2	Q3	YOY %
	CY12	CY12	CY13	CY13	CY13	Change
QUARTERLY RECONCILIATION OF RESULTS

Net revenue
GAAP net revenue	$39,628	$50,071	$53,703	$103,510	$72,481	83%
Change in deferred revenue, net of foreign currency translation	45,593	35,505	20,068	(17,059)	21,735

Non-GAAP net revenue	$85,221	$85,576	$73,771	$86,451	$94,216	11%

Gross profit
GAAP gross profit	$4,434	$10,548	$10,134	$48,250	$23,226	424%
Change in deferred revenue, net of foreign currency translation	45,593	35,505	20,068	(17,059)	21,735
Change in deferred cost of revenue, net of foreign currency translation	(23,858)	(17,993)	(15,423)	(7,763)	(6,842)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	521	560	6,724	2,531	1,376

Non-GAAP gross profit	$26,738	$28,668	$21,551	$26,007	$39,543	48%

GAAP gross margin % (as a % of GAAP net revenue)	11%	21%	19%	47%	32%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	31%	34%	29%	30%	42%

Operating income (loss)
GAAP operating income (loss)	$(24,467)	$(20,187)	$(39,574)	$9,982	$(12,115)	50%
Change in deferred revenue, net of foreign currency translation	45,593	35,505	20,068	(17,059)	21,735
Change in deferred cost of revenue, net of foreign currency translation	(23,858)	(17,993)	(15,423)	(7,763)	(6,842)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	3,217	3,269	26,668	10,845	6,990

Non-GAAP operating income (loss)	$533	$642	$(8,213)	$(3,947)	$9,816	1742%

GAAP operating margin % (as a % of GAAP revenue)	-62%	-40%	-74%	10%	-17%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	1%	1%	-11%	-5%	10%

Adjusted EBITDA
GAAP net income (loss)	$(26,868)	$(21,010)	$(64,366)	$9,470	$(12,269)	54%
Change in deferred revenue, net of foreign currency translation	45,593	35,505	20,068	(17,059)	21,735
Change in deferred cost of revenue, net of foreign currency translation	(23,858)	(17,993)	(15,423)	(7,763)	(6,842)
Other (income) expense, net	2,028	902	24,728	184	54
Provision for income taxes	373	(79)	64	328	100
Depreciation and amortization	1,815	1,796	1,677	1,689	1,624
Stock-based compensation	3,217	3,269	26,668	10,845	6,990

Adjusted EBITDA	$2,300	$2,390	$(6,584)	$(2,306)	$11,392	395%

Net income (loss)
GAAP net income (loss)	$(26,868)	$(21,010)	$(64,366)	$9,470	$(12,269)	54%
Change in deferred revenue, net of foreign currency translation	45,593	35,505	20,068	(17,059)	21,735

Change in deferred cost of revenue, net of foreign currency translation	(23,858)	(17,993)	(15,423)	(7,763)	(6,842)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Convertible notes accretion / interest	1,069	1,081	935	—	—
Conversion of promissory notes and remeasurement of warrants and derivatives	830	(308)	23,676	—	—
Stock-based compensation	3,217	3,269	26,668	10,845	6,990

Non-GAAP net income (loss)	$31	$592	$(8,394)	$(4,459)	$9,662	31068%

GAAP net margin % (as a % of GAAP revenue)	-68%	-42%	-120%	9%	-17%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	0%	1%	-11%	-5%	10%
GAAP income (loss) per share
Basic	$(7.30)	$(5.65)	$(16.18)*	$0.20	$(0.26)
Diluted	$(7.30)	$(5.65)	$(16.18)*	$0.19	$(0.26)

Weighted average number of shares used in computation
Basic	3,682	3,720	10,469	46,599	46,729
Diluted	3,682	3,720	10,469	48,995	46,729
* GAAP income (loss) per share is based on net loss attributable to common stockholders

Non-GAAP income (loss) per share
Basic	$0.01	$0.16	$(0.80)	$(0.10)	$0.21
Diluted	$0.00	$0.02	$(0.80)	$(0.10)	$0.19
Weighted average number of shares used in computation
Basic	3,682	3,720	10,469	46,599	46,729
Diluted	29,556	29,394	10,469	46,599	49,620